Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT MARCH 31, 2025 (1)

In apartment units

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	—	340	11,774	—	11,774
Dallas, TX	9,755	362	386	10,503	—	10,503
Austin, TX	6,795	384	—	7,179	—	7,179
Charlotte, NC	5,995	352	—	6,347	—	6,347
Orlando, FL	5,907	—	310	6,217	—	6,217
Raleigh/Durham, NC	5,350	—	306	5,656	224	5,880
Tampa, FL	5,416	—	—	5,416	98	5,514
Houston, TX	4,859	316	—	5,175	—	5,175
Nashville, TN	4,375	—	—	4,375	—	4,375
Fort Worth, TX	3,687	—	—	3,687	—	3,687
Phoenix, AZ	2,968	323	317	3,608	—	3,608
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	3,168	—	—	3,168	—	3,168
Greenville, SC	2,354	—	—	2,354	—	2,354
Northern Virginia	1,888	—	—	1,888	—	1,888
Savannah, GA	1,837	—	—	1,837	—	1,837
Memphis, TN	1,193	618	—	1,811	—	1,811
Richmond, VA	1,732	—	—	1,732	—	1,732
San Antonio, TX	1,504	—	—	1,504	—	1,504
Denver, CO	1,118	—	352	1,470	—	1,470
Birmingham, AL	1,462	—	—	1,462	—	1,462
Fredericksburg, VA	1,435	—	—	1,435	—	1,435
Huntsville, AL	1,228	—	—	1,228	—	1,228
Kansas City, MO-KS	1,110	—	—	1,110	—	1,110
Other	6,502	96	400	6,998	—	6,998
Total Multifamily Units	96,568	2,451	2,411	101,430	322	101,752
(1)
Schedule excludes MAA's 35% ownership in a 269-unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of March 31, 2025			Average Effective	As of March 31, 2025
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended March 31, 2025	Completed Units	Total Units, Including Development
Atlanta, GA	$2,123,823	12.9%	95.4%	$1,793	11,434
Dallas, TX	1,620,045	9.8%	95.4%	1,650	10,117
Charlotte, NC	1,256,708	7.6%	95.9%	1,651	6,347
Orlando, FL	1,045,174	6.3%	95.7%	1,985	5,907
Tampa, FL	1,030,954	6.2%	96.0%	2,091	5,416
Austin, TX	972,383	5.9%	94.4%	1,547	7,179
Raleigh/Durham, NC	742,878	4.5%	95.5%	1,528	5,350
Houston, TX	729,878	4.4%	95.7%	1,434	5,175
Phoenix, AZ	598,436	3.6%	95.9%	1,718	3,291
Northern Virginia	581,186	3.5%	96.9%	2,513	1,888
Nashville, TN	570,467	3.5%	95.7%	1,675	4,375
Charleston, SC	442,991	2.7%	96.3%	1,817	3,168
Fort Worth, TX	404,497	2.4%	95.9%	1,580	3,687
Jacksonville, FL	322,921	2.0%	96.0%	1,486	3,496
Denver, CO	298,874	1.8%	95.6%	1,951	1,118
Richmond, VA	263,487	1.6%	96.5%	1,680	1,732
Fredericksburg, VA	260,212	1.6%	96.7%	1,909	1,435
Greenville, SC	247,441	1.5%	95.9%	1,336	2,354
Savannah, GA	229,953	1.4%	95.3%	1,705	1,837
Kansas City, MO-KS	196,722	1.2%	94.8%	1,638	1,110
Birmingham, AL	174,924	1.1%	96.2%	1,403	1,462
San Antonio, TX	172,860	1.0%	95.8%	1,354	1,504
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	210,593	1.3%	94.7%	1,336	2,754
Florida	197,501	1.2%	95.2%	1,830	1,806
Alabama	184,840	1.1%	94.8%	1,371	1,648
Virginia	172,846	1.0%	96.0%	1,801	1,039
Kentucky	105,582	0.6%	97.1%	1,280	1,308
Maryland	84,964	0.5%	96.7%	2,341	361
Nevada	76,149	0.5%	96.9%	1,594	721
Stabilized Communities	$15,319,289	92.7%	95.6%	$1,684	99,019
Raleigh/Durham, NC	219,174	1.3%	31.6%	1,835	530	712
Tampa, FL	165,425	1.0%	10.1%	3,138	98	495
Charlotte, NC	153,821	0.9%	—	—	—	541
Denver, CO	145,454	1.0%	75.0%	2,227	352	571
Phoenix, AZ	120,853	0.7%	66.6%	1,937	317	662
Dallas, TX	105,881	0.6%	46.6%	1,928	386	386
Salt Lake City, UT	93,965	0.6%	75.0%	1,750	400	400
Atlanta, GA	91,418	0.6%	87.6%	2,072	340	340
Orlando, FL	84,320	0.5%	90.6%	2,028	310	310
Richmond, VA	23,451	0.1%	—		—	306
Lease-up / Development Communities	$1,203,762	7.3%	54.6%	$1,996	2,733	4,723
Total Multifamily Communities	$16,523,051	100.0%	94.3%	$1,692	101,752	103,742
(1)
Schedule excludes MAA's 35% ownership in a 269-unit joint venture property in Washington, D.C. As of March 31, 2025, the gross investment in real estate for this community was $83.0 million and includes a mortgage note payable of $52.0 million. For the three months ended March 31, 2025, this apartment community achieved NOI of $2.2 million.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	Three Months Ended			As of March 31, 2025
	March 31, 2025	March 31, 2024	Percent Change	Apartment Units	Gross Real Assets
Operating Revenues
Same Store Communities	$518,825	$518,533	0.1%	96,568	$14,935,818
Non-Same Store Communities	13,118	16,719		2,451	383,471
Lease-up/Development Communities	10,582	1,805		2,733	1,203,762
Total Multifamily Portfolio	$542,525	$537,057		101,752	$16,523,051
Commercial Property/Land	6,770	6,565		—	375,921
Total Operating Revenues	$549,295	$543,622		101,752	$16,898,972

Property Operating Expenses
Same Store Communities	$186,030	$183,889	1.2%
Non-Same Store Communities	6,376	6,857
Lease-up/Development Communities	5,833	2,122
Storm Costs	—	2,165
Total Multifamily Portfolio	$198,239	$195,033
Commercial Property/Land	3,114	2,769
Total Property Operating Expenses	$201,353	$197,802

Net Operating Income
Same Store Communities	$332,795	$334,644	-0.6%
Non-Same Store Communities	6,742	9,862
Lease-up/Development Communities	4,749	(317)
Storm Costs	—	(2,165)
Total Multifamily Portfolio	$344,286	$342,024
Commercial Property/Land	3,656	3,796
Total Net Operating Income	$347,942	$345,820	0.6%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended
	March 31, 2025	March 31, 2024	Percent Change
Property Taxes	$63,335	$67,867	(6.7)%
Personnel	41,584	39,472	5.4%
Utilities	33,911	32,184	5.4%
Building Repair and Maintenance	22,442	21,664	3.6%
Office Operations	9,569	8,441	13.4%
Insurance	8,437	8,163	3.4%
Marketing	6,752	6,098	10.7%
Total Property Operating Expenses	$186,030	$183,889	1.2%

Supplemental Data S-3

MULTIFAMILY SAME STORE PORTFOLIO NOI CONTRIBUTION PERCENTAGE

			Average Physical Occupancy
		Percent of	Three Months Ended
	Apartment Units	Same Store NOI	March 31, 2025	March 31, 2024
Atlanta, GA	11,434	12.5%	95.4%	94.2%
Dallas, TX	9,755	9.1%	95.2%	95.0%
Orlando, FL	5,907	7.1%	95.6%	95.8%
Tampa, FL	5,416	7.0%	96.1%	95.9%
Charlotte, NC	5,995	6.5%	95.9%	95.0%
Austin, TX	6,795	5.8%	94.9%	94.3%
Raleigh/Durham, NC	5,350	5.4%	95.7%	95.5%
Nashville, TN	4,375	4.7%	95.8%	95.8%
Fort Worth, TX	3,687	3.8%	95.0%	95.0%
Houston, TX	4,859	3.8%	95.5%	95.4%
Charleston, SC	3,168	3.7%	95.6%	96.0%
Phoenix, AZ	2,968	3.5%	95.9%	95.2%
Northern Virginia	1,888	3.1%	96.7%	96.5%
Jacksonville, FL	3,496	3.0%	95.9%	95.2%
Greenville, SC	2,354	2.0%	95.9%	95.9%
Savannah, GA	1,837	2.0%	95.3%	95.6%
Fredericksburg, VA	1,435	1.9%	97.0%	97.0%
Richmond, VA	1,732	1.9%	96.2%	96.1%
Denver, CO	1,118	1.5%	94.8%	96.0%
Birmingham, AL	1,462	1.3%	96.3%	95.1%
San Antonio, TX	1,504	1.2%	95.2%	95.1%
Kansas City, MO-KS	1,110	1.1%	95.1%	95.7%
Huntsville, AL	1,228	1.0%	94.6%	94.7%
Memphis, TN	1,193	1.0%	94.9%	96.0%
Other	6,502	6.1%	95.4%	95.7%
Total Same Store	96,568	100.0%	95.6%	95.3%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q1 2025	Q1 2024	% Chg	Q1 2025	Q1 2024	% Chg	Q1 2025	Q1 2024	% Chg	Q1 2025	Q1 2024	% Chg
Atlanta, GA	11,434	$64,628	$65,121	(0.8)%	$23,121	$24,890	(7.1)%	$41,507	$40,231	3.2%	$1,793	$1,839	(2.5)%
Dallas, TX	9,755	51,062	51,286	(0.4)%	20,755	20,235	2.6%	30,307	31,051	(2.4)%	1,658	1,674	(1.0)%
Orlando, FL	5,907	36,959	37,325	(1.0)%	13,190	13,059	1.0%	23,769	24,266	(2.0)%	1,985	2,006	(1.1)%
Tampa, FL	5,416	35,984	35,723	0.7%	12,630	12,384	2.0%	23,354	23,339	0.1%	2,091	2,094	(0.2)%
Charlotte, NC	5,995	31,263	31,157	0.3%	9,484	8,883	6.8%	21,779	22,274	(2.2)%	1,645	1,657	(0.7)%
Austin, TX	6,795	34,000	35,060	(3.0)%	14,751	14,971	(1.5)%	19,249	20,089	(4.2)%	1,563	1,626	(3.9)%
Raleigh/Durham, NC	5,350	26,353	26,498	(0.5)%	8,450	8,260	2.3%	17,903	18,238	(1.8)%	1,528	1,543	(1.0)%
Nashville, TN	4,375	23,370	23,594	(0.9)%	7,699	7,533	2.2%	15,671	16,061	(2.4)%	1,675	1,698	(1.3)%
Fort Worth, TX	3,687	19,284	18,959	1.7%	6,593	6,510	1.3%	12,691	12,449	1.9%	1,580	1,575	0.3%
Houston, TX	4,859	22,549	22,334	1.0%	10,036	9,901	1.4%	12,513	12,433	0.6%	1,444	1,439	0.4%
Charleston, SC	3,168	18,121	17,815	1.7%	5,820	5,621	3.5%	12,301	12,194	0.9%	1,817	1,780	2.0%
Phoenix, AZ	2,968	16,125	16,209	(0.5)%	4,373	4,306	1.6%	11,752	11,903	(1.3)%	1,716	1,744	(1.6)%
Northern Virginia	1,888	14,918	14,006	6.5%	4,544	4,349	4.5%	10,374	9,657	7.4%	2,513	2,376	5.8%
Jacksonville, FL	3,496	15,970	16,393	(2.6)%	6,063	5,837	3.9%	9,907	10,556	(6.1)%	1,486	1,534	(3.1)%
Greenville, SC	2,354	10,426	10,356	0.7%	3,798	3,633	4.5%	6,628	6,723	(1.4)%	1,336	1,325	0.8%
Savannah, GA	1,837	10,109	10,013	1.0%	3,543	3,557	(0.4)%	6,566	6,456	1.7%	1,705	1,695	0.6%
Fredericksburg, VA	1,435	8,863	8,425	5.2%	2,557	2,440	4.8%	6,306	5,985	5.4%	1,909	1,805	5.8%
Richmond, VA	1,732	9,065	9,022	0.5%	2,873	2,784	3.2%	6,192	6,238	(0.7)%	1,680	1,644	2.2%
Denver, CO	1,118	6,934	7,122	(2.6)%	2,030	2,120	(4.2)%	4,904	5,002	(2.0)%	1,951	1,972	(1.1)%
Birmingham, AL	1,462	6,882	6,670	3.2%	2,708	2,646	2.3%	4,174	4,024	3.7%	1,403	1,393	0.7%
San Antonio, TX	1,504	6,521	6,593	(1.1)%	2,551	2,788	(8.5)%	3,970	3,805	4.3%	1,354	1,385	(2.3)%
Kansas City, MO-KS	1,110	5,737	5,564	3.1%	2,074	1,941	6.9%	3,663	3,623	1.1%	1,638	1,579	3.7%
Huntsville, AL	1,228	5,277	5,304	(0.5)%	1,905	2,009	(5.2)%	3,372	3,295	2.3%	1,286	1,317	(2.4)%
Memphis, TN	1,193	5,405	5,514	(2.0)%	2,238	1,889	18.5%	3,167	3,625	(12.6)%	1,433	1,432	0.1%
Other	6,502	33,020	32,470	1.7%	12,244	11,343	7.9%	20,776	21,127	(1.7)%	1,616	1,586	1.9%
Total Same Store	96,568	$518,825	$518,533	0.1%	$186,030	$183,889	1.2%	$332,795	$334,644	(0.6)%	$1,690	$1,699	(0.6)%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q1 2025	Q4 2024	% Chg	Q1 2025	Q4 2024	% Chg	Q1 2025	Q4 2024	% Chg	Q1 2025	Q4 2024	% Chg
Atlanta, GA	11,434	$64,628	$64,825	(0.3)%	$23,121	$26,912	(14.1)%	$41,507	$37,913	9.5%	$1,793	$1,798	(0.3)%
Dallas, TX	9,755	51,062	51,148	(0.2)%	20,755	20,914	(0.8)%	30,307	30,234	0.2%	1,658	1,662	(0.2)%
Orlando, FL	5,907	36,959	36,913	0.1%	13,190	12,575	4.9%	23,769	24,338	(2.3)%	1,985	1,990	(0.2)%
Tampa, FL	5,416	35,984	35,799	0.5%	12,630	11,884	6.3%	23,354	23,915	(2.3)%	2,091	2,086	0.2%
Charlotte, NC	5,995	31,263	31,299	(0.1)%	9,484	9,316	1.8%	21,779	21,983	(0.9)%	1,645	1,648	(0.2)%
Austin, TX	6,795	34,000	34,291	(0.8)%	14,751	14,657	0.6%	19,249	19,634	(2.0)%	1,563	1,569	(0.4)%
Raleigh/Durham, NC	5,350	26,353	26,408	(0.2)%	8,450	7,750	9.0%	17,903	18,658	(4.0)%	1,528	1,533	(0.4)%
Nashville, TN	4,375	23,370	23,421	(0.2)%	7,699	7,230	6.5%	15,671	16,191	(3.2)%	1,675	1,680	(0.3)%
Fort Worth, TX	3,687	19,284	19,189	0.5%	6,593	8,023	(17.8)%	12,691	11,166	13.7%	1,580	1,580	0.0%
Houston, TX	4,859	22,549	22,449	0.4%	10,036	10,452	(4.0)%	12,513	11,997	4.3%	1,444	1,445	(0.1)%
Charleston, SC	3,168	18,121	18,047	0.4%	5,820	5,571	4.5%	12,301	12,476	(1.4)%	1,817	1,817	(0.0)%
Phoenix, AZ	2,968	16,125	16,124	0.0%	4,373	4,422	(1.1)%	11,752	11,702	0.4%	1,716	1,721	(0.3)%
Northern Virginia	1,888	14,918	14,770	1.0%	4,544	4,505	0.9%	10,374	10,265	1.1%	2,513	2,501	0.5%
Jacksonville, FL	3,496	15,970	15,922	0.3%	6,063	5,859	3.5%	9,907	10,063	(1.6)%	1,486	1,493	(0.5)%
Greenville, SC	2,354	10,426	10,370	0.5%	3,798	3,704	2.5%	6,628	6,666	(0.6)%	1,336	1,335	0.1%
Savannah, GA	1,837	10,109	10,221	(1.1)%	3,543	3,524	0.5%	6,566	6,697	(2.0)%	1,705	1,708	(0.2)%
Fredericksburg, VA	1,435	8,863	8,643	2.5%	2,557	2,513	1.8%	6,306	6,130	2.9%	1,909	1,891	1.0%
Richmond, VA	1,732	9,065	9,025	0.4%	2,873	2,776	3.5%	6,192	6,249	(0.9)%	1,680	1,672	0.5%
Denver, CO	1,118	6,934	6,912	0.3%	2,030	2,177	(6.8)%	4,904	4,735	3.6%	1,951	1,968	(0.9)%
Birmingham, AL	1,462	6,882	6,836	0.7%	2,708	2,650	2.2%	4,174	4,186	(0.3)%	1,403	1,406	(0.2)%
San Antonio, TX	1,504	6,521	6,543	(0.3)%	2,551	2,826	(9.7)%	3,970	3,717	6.8%	1,354	1,363	(0.7)%
Kansas City, MO-KS	1,110	5,737	5,764	(0.5)%	2,074	2,025	2.4%	3,663	3,739	(2.0)%	1,638	1,644	(0.4)%
Huntsville, AL	1,228	5,277	5,339	(1.2)%	1,905	1,752	8.7%	3,372	3,587	(6.0)%	1,286	1,293	(0.5)%
Memphis, TN	1,193	5,405	5,523	(2.1)%	2,238	1,944	15.1%	3,167	3,579	(11.5)%	1,433	1,448	(1.0)%
Other	6,502	33,020	33,014	0.0%	12,244	11,508	6.4%	20,776	21,506	(3.4)%	1,616	1,617	(0.1)%
Total Same Store	96,568	$518,825	$518,795	0.0%	$186,030	$187,469	(0.8)%	$332,795	$331,326	0.4%	$1,690	$1,692	(0.1)%

Supplemental Data S-6

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands

		Units as of			Development Costs as of
		March 31, 2025			March 31, 2025				Expected
					Expected	Costs	Expected	Start	Initial
	Location	Total	Delivered	Leased	Total	to Date	Remaining	Date	Occupancy	Completion	Stabilization (1)
MAA Nixie	Raleigh/Durham, NC	406	224	45	$145,500	$137,349	$8,151	4Q22	3Q24	3Q25	3Q26
MAA Breakwater	Tampa, FL	495	98	96	197,500	165,425	32,075	4Q22	1Q25	4Q25	1Q27
Modera Liberty Row (2)	Charlotte, NC	239	—	—	112,000	107,647	4,353	1Q22	3Q25	1Q26	4Q26
MAA Plaza Midwood (3)	Charlotte, NC	302	—	—	101,500	46,174	55,326	2Q24	2Q26	4Q26	4Q27
Modera Chandler (3)	Phoenix, AZ	345	—	—	117,500	44,563	72,937	2Q24	2Q26	4Q26	4Q27
MAA Rove (4)	Richmond, VA	306	—	—	99,500	23,451	76,049	3Q24	1Q27	3Q27	1Q28
MAA Milepost 35 II	Denver, CO	219	—	—	78,000	21,869	56,131	4Q24	2Q26	4Q26	4Q27
Total Active		2,312	322	141	$851,500	$546,478	$305,022
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
In July 2024, MAA agreed to finance the third party development of this property currently under construction. MAA has the option to purchase the development once it is stabilized.
(3)
MAA owns 95% of the joint venture that owns this property.
(4)
Previously reported as MAA Porter.

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands

		As of March 31, 2025
	Location	Total Units	Physical Occupancy	Costs to Date	Construction Completed	Expected Stabilization (1)
MAA Boggy Creek	Orlando, FL	310	90.6%	$84,320	(3)	2Q25
Novel West Midtown (2)	Atlanta, GA	340	87.6%	91,418	3Q23	2Q25
Novel Daybreak (2)	Salt Lake City, UT	400	75.0%	93,965	3Q24	3Q25
MAA Vale	Raleigh/Durham, NC	306	62.7%	81,825	(3)	3Q25
Novel Val Vista (2)	Phoenix, AZ	317	66.6%	76,290	4Q24	3Q25
MAA Milepost 35	Denver, CO	352	75.0%	123,585	4Q24	3Q25
MAA Cathedral Arts	Dallas, TX	386	46.6%	105,881	(3)	2Q26
Total		2,411	71.6%	$657,284
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
MAA owns 80% of the joint venture that owns this property.
(3)
Property was acquired while in lease-up; construction was complete prior to acquisition by MAA.

MULTIFAMILY INTERIOR REDEVELOPMENT, WIFI RETROFIT AND PROPERTY REPOSITIONING ACTIVITY

Dollars in thousands, except per unit data

Three months ended March 31, 2025
Program	Units Completed	Redevelopment Spend	Average Cost per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
Interior Redevelopment	1,102	$6,688	$6,069	$90	6.5%	8,000 - 11,000

During the first quarter of 2025, MAA continued its WiFi Retrofit program and its Property Repositioning program to upgrade and reposition the amenity and common areas at select apartment communities for higher and above market rent growth after projects are completed and units are fully repriced. MAA spent $4.1 million on its WiFi Retrofit program and $3.2 million on its Property Repositioning program during the first quarter of 2025.

Supplemental Data S-7

2025 DISPOSITION ACTIVITY AS OF MARCH 31, 2025

Multifamily Dispositions	Market	Apartment Units	Closing Date
Fairways	Columbia, SC	240	Mar-25
TPC Columbia	Columbia, SC	336	Mar-25

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2025

Dollars in thousands

DEBT SUMMARIES
Fixed Rate Versus Floating Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,732,166	93.9%	3.8%	7.4
Floating rate debt	310,000	6.1%	4.6%	0.1
Total	$5,042,166	100.0%	3.8%	7.0

Unsecured Versus Secured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$4,681,868	92.9%	3.8%	5.7
Secured debt	360,298	7.1%	4.4%	23.8
Total	$5,042,166	100.0%	3.8%	7.0

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q1 2025 NOI	Percent of Total
Unencumbered gross assets	$16,515,539	95.5%	$333,339	95.8%
Encumbered gross assets	774,626	4.5%	14,603	4.2%
Total	$17,290,165	100.0%	$347,942	100.0%

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Interest Rate
2025	$399,538	4.2%
2026	298,937	1.2%
2027	598,317	3.7%
2028	398,063	4.2%
2029	555,977	3.7%
2030	298,316	3.1%
2031	446,466	1.8%
2032	394,867	5.4%
2033	—	—
2034	343,965	5.1%
Thereafter	997,720	4.2%
Total	$4,732,166	3.8%

Supplemental Data S-8

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2025 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

Maturity	Commercial Paper ⁽¹⁾ & Revolving Credit Facility ⁽²⁾	Public Bonds	Secured	Total
2025	$310,000	$399,538	$—	$709,538
2026	—	298,937	—	298,937
2027	—	598,317	—	598,317
2028	—	398,063	—	398,063
2029	—	555,977	—	555,977
2030	—	298,316	—	298,316
2031	—	446,466	—	446,466
2032	—	394,867	—	394,867
2033	—	—	—	—
2034	—	343,965	—	343,965
Thereafter	—	637,422	360,298	997,720
Total	$310,000	$4,371,868	$360,298	$5,042,166
(1)
The $310.0 million maturing in 2025 reflects the principal outstanding under MAALP’s unsecured commercial paper program as of March 31, 2025. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $625.0 million. For the three months ended March 31, 2025, average daily borrowings outstanding under the commercial paper program were $322.4 million.
(2)
There were no borrowings outstanding under MAALP’s $1.25 billion unsecured revolving credit facility as of March 31, 2025. The unsecured revolving credit facility has a maturity date of October 2026 with two six-month extension options.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	29.1%	Yes
Total secured debt to adjusted total assets	40% or less	2.1%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	6.5x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	344.7%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	21.5%	Yes
Total secured debt to total capitalized asset value	40% or less	1.6%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	6.9x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	20.8%	Yes
(1)
The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements, which have been filed by MAA and MAALP with the SEC.

Supplemental Data S-9

2025 GUIDANCE

MAA provides guidance on expected Core FFO per diluted Share and Core AFFO per diluted Share, which are non-GAAP financial measures, along with guidance for expected Earnings per diluted common share. A reconciliation of expected Earnings per diluted common share to expected Core FFO per diluted Share and Core AFFO per diluted Share is provided below. The guidance projections provided below are based on current expectations and are forward-looking statements.

	Full Year 2025
Earnings:	Range	Midpoint
Earnings per common share - diluted	$5.51 to $5.83	$5.67
Core FFO per Share - diluted	$8.61 to $8.93	$8.77
Core AFFO per Share - diluted	$7.63 to $7.95	$7.79

MAA Same Store Portfolio:
Number of units	96,568	96,568
Average physical occupancy	95.30% to 95.90%	95.60%
Property revenue growth	-0.35% to 1.15%	0.40%
Effective rent growth	-0.30% to 0.70%	0.20%
Property operating expense growth	2.45% to 3.95%	3.20%
NOI growth	-2.15% to -0.15%	-1.15%
Real estate tax expense growth	2.00% to 3.50%	2.75%

Corporate Expenses: ($ in millions)
Property management expenses	$75.5 to $77.5	$76.5
General and administrative expenses	$57.0 to $59.0	$58.0
Total overhead	$132.5 to $136.5	$134.5

Transaction/Investment Volume: ($ in millions)
Multifamily acquisition volume	$350.0 to $450.0	$400.0
Multifamily disposition volume	$300.0 to $350.0	$325.0
Development investment	$250.0 to $350.0	$300.0

Debt:
Average effective interest rate	3.5% to 3.7%	3.6%
Capitalized interest ($ in millions)	$20.0 to $22.0	$21.0

Diluted FFO Shares Outstanding:
Diluted common shares and units	119.90 to 120.20 million	120.05 million

RECONCILIATION OF EARNINGS PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER DILUTED SHARE FOR FULL YEAR 2025 GUIDANCE

	Full Year 2025 Guidance Range
	Low	High
Earnings per common share - diluted	$5.51	$5.83
Real estate depreciation and amortization	5.09	5.09
Gains on sale of depreciable assets	(2.00)	(2.00)
FFO per Share - diluted	8.60	8.92
Non-Core FFO items (1)	0.01	0.01
Core FFO per Share - diluted	8.61	8.93
Recurring capital expenditures	(0.98)	(0.98)
Core AFFO per Share - diluted	$7.63	$7.95
(1)
Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares; gain or loss on sale of non-depreciable assets; gain or loss on investments, net of tax; casualty related charges (recoveries), net; gain or loss on debt extinguishment; legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments.

Supplemental Data S-10

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F1	A-	Stable
Moody’s Investors Service (2)	P-2	A3	Stable
Standard & Poor’s Ratings Services (1)	A-2	A-	Stable
(1)
Corporate credit rating assigned to MAA and MAALP
(2)
Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Earnings release & conference call	Late July	Late October	Early February	Late April

Dividend Information - Common Shares:	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Declaration date	3/19/2024	5/21/2024	9/24/2024	12/10/2024	3/18/2025
Record date	4/15/2024	7/15/2024	10/15/2024	1/15/2025	4/15/2025
Payment date	4/30/2024	7/31/2024	10/31/2024	1/31/2025	4/30/2025
Distributions per share	$1.4700	$1.4700	$1.4700	$1.5150	$1.5150

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Andrew Schaeffer	Senior Vice President, Treasurer and Director of Capital Markets
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-11